UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 25, 2021

DAWSON GEOPHYSICAL COMPANY

(Exact name of Registrant as specified in its charter)

texas	001-32472	74-2095844
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 West Wall, Suite 800

Midland, Texas 79701

(Address of principal executive offices) (Zip Code)

(432) 684-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DWSN	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into Material Definitive Agreements.

Agreement and Plan of Merger

On October 25, 2021, Dawson Geophysical Company (“Dawson,” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Wilks Brothers, LLC, a Texas limited liability company (“Wilks”), and WB Acquisitions Inc., a Delaware corporation and a subsidiary of Wilks (“Merger Sub”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, Wilks will cause Merger Sub to commence a cash tender offer (the “Offer”) within five business days following the date of the Merger Agreement to acquire all of Dawson’s outstanding shares of common stock, par value $0.01 per share (the “Dawson Stock”), for $2.34 per share, in cash, without interest (the “Offer Price”).

The obligation of Merger Sub to purchase shares of Dawson Stock tendered in the Offer is subject to certain closing conditions, including (i) shares of Dawson Stock having been validly tendered and not properly withdrawn that represent, together with the shares then owned by Wilks and Merger Sub, at least 80% of the then-outstanding shares of Dawson Stock (the “80% Minimum Condition”), (ii) the termination of the Rights Agreement, dated as of April 8, 2021, between the Company and American Stock Transfer & Trust Company, LLC (the “Rights Agreement”), effective immediately prior to the time at which shares of Dawson Stock are first accepted for payment and paid for under the Offer (the “Acceptance Time”), (iii) the absence of any injunction or other order issued by a court of competent jurisdiction in the United States prohibiting the consummation of the Offer or the Merger (as defined below) and (iv) other customary conditions set forth in Annex I of the Merger Agreement. The Company and Merger Sub may mutually agree to amend or waive the 80% Minimum Condition and close the Offer even if insufficient shares of Dawson Stock have been tendered to meet the 80% Minimum Condition. The consummation of the Offer is not subject to any financing condition.

The offer will initially expire at 11:59 p.m. (New York City time) on the date that is 20 business days following the commencement of the Offer. Under certain circumstances, Merger Sub may be required to extend the Offer on one or more occasions in accordance with the terms set forth in the Merger Agreement.

As soon as practicable after the date on which Merger Sub commences the Offer (the “Offer Commencement Date”), the Company will prepare and file a proxy statement in preliminary form relating to a special meeting of the Company shareholders to consider and vote on the approval of the Merger, which, pursuant to the Company’s articles of incorporation and bylaws, requires the approval by the holders of 80% or more of the issued and outstanding shares of Dawson Stock. If the Company shareholders vote at the special meeting to approve the Merger, then, subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Dawson, with Dawson surviving the merger as a subsidiary of Wilks (the “Merger”).

At the effective time of the Merger (the “Effective Time”), each share of Dawson Stock (other than treasury shares held by Dawson and any shares of Dawson Stock owned by Wilks, Merger Sub or any person who is entitled to and properly demands statutory appraisal of his or her shares) will be converted into the right to receive the Offer Price in cash, without interest (the “Merger Consideration”), subject to any required withholding taxes.

At or immediately prior to the Effective Time, each restricted stock unit granted or issued pursuant to Dawson’s 2016 Stock and Performance Incentive Plan (collectively, the “Company RSUs”) will become fully vested as of immediately prior to the Effective Time and will be canceled and converted into the right to receive, at or promptly after the Effective Time, an amount in cash equal to the product of (i) the Merger Consideration and (ii) the total number of restricted stock units subject to such Company RSU.

The Merger Agreement contains representations, warranties and covenants of the parties customary for a transaction of this nature.  Until the earlier of the termination of the Merger Agreement and the Effective Time, Dawson has agreed to operate its business in the ordinary course of business consistent with past practice and has agreed to certain other negative operating covenants, as set forth more fully in the Merger Agreement.

The Merger Agreement also contains a “no-shop” provision that, in general, restricts Dawson’s ability to (i) solicit, facilitate or encourage the making of Acquisition Proposals (as defined in the Merger Agreement) or any inquiries regarding Acquisition Proposals from third parties or (ii) provide information to or engage in discussions or negotiations with third parties in connection with or in response to an Acquisition Proposal. The no-shop provision is subject to a “fiduciary out” provision that allows Dawson, under certain circumstances and in compliance with certain obligations, to provide information and participate in discussions and negotiations with respect to unsolicited third-party acquisition proposals that would reasonably be expected to lead to a Superior Proposal (as defined in the Merger Agreement) and, subject to compliance with certain obligations, to terminate the Merger Agreement and accept a Superior Proposal upon payment to Wilks of the termination fee discussed below.

The Merger Agreement also includes customary termination provisions for both Dawson and Wilks, and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including a termination by Dawson to accept and enter into a definitive agreement with respect to a Superior Proposal, Dawson will pay Wilks a termination fee of $1,683,321.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report and is incorporated by reference herein.

A copy of the Merger Agreement has been included to provide the Dawson stockholders and other security holders with information regarding its terms and is not intended to provide any factual information about Dawson, Wilks or Merger Sub. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; are not intended as statements of fact to be relied upon by Dawson stockholders or other security holders, but rather as a way of allocating the risk between the parties to the Merger Agreement in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by Dawson stockholders or other security holders. Dawson stockholders or other security holders are not third-party beneficiaries under the Merger Agreement (except with respect to Dawson stockholders or other security holders’ right to receive the Merger Consideration following the Effective Time) and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Dawson, Wilks or Merger Sub. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Dawson’s public disclosures.

Rights Agreement Amendment

On October 25, 2021, the Company entered into a First Amendment (the “Amendment”) to the Rights Agreement, rendering the Rights Agreement inapplicable to the Merger Agreement and the transactions contemplated thereby.  In particular, the Amendment provides that (a) neither Wilks nor Merger Sub will be deemed to be an Acquiring Person (as defined in the Rights Agreement) and no distribution of rights will occur solely by virtue of the approval, execution, delivery or performance of the Merger Agreement or the consummation of the transactions contemplated thereby and (b) the Rights (as defined in the Rights Agreement) will expire immediately prior to the occurrence of the Acceptance Time.

A copy of the Amendment is filed herewith as Exhibit 4.1 and is incorporated herein by reference.  The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

Item 2.02.	Results of Operations and Financial Condition.

On October 25, 2021, the Company issued a press release regarding the Offer and the proposed Merger that also provided estimated guidance related to certain of its preliminary and unaudited financial results for the quarter ended September 30, 2021, the Company’s third quarter of 2021.

The Company hereby incorporates by reference into this Item 2.02 the information set forth in such press release, a copy of which is furnished as Exhibit 99.1 to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”), such exhibit and the information set forth therein and herein are deemed to be “furnished” and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 3.03.	Material Modifications to Rights of Security Holders.

The disclosure set forth under “Item 1.01 Entry into a Material Definitive Agreement” is hereby incorporated by reference into this Item 3.03.

Item 8.01.	Other Events.

On October 25, 2021, the Company issued a press release regarding the Offer and the proposed Merger, which also included estimated guidance related to certain of its preliminary and unaudited financial results for the quarter ended September 30, 2021. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements, including statements regarding the expected consummation of the acquisition, which involve a number of risks and uncertainties, including statements regarding the expected consummation of the acquisition, which involve a number of risks and uncertainties, including the satisfaction of closing conditions for the acquisition (such as the tender of at least 80% of the outstanding shares of capital stock of the Company in order to close the tender offer, and approval of at least 80% of the outstanding shares of the capital stock of the Company in order to consummate the second step merger); the possibility that the transaction will not be completed; the impact of general economic, industry, market or political conditions; dependence upon energy industry spending; changes in exploration and production spending by our customers and changes in the level of oil and natural gas exploration and development; the results of operations and financial condition of our customers, particularly during extended periods of low prices for crude oil and natural gas; the volatility of oil and natural gas prices; changes in economic conditions; the severity and duration of the COVID-19 pandemic, related economic repercussions and the resulting negative impact on demand for oil and gas; surpluses in the supply of oil and the ability of OPEC+ to agree on and comply with supply limitations; the duration and magnitude of the unprecedented disruption in the oil and gas industry currently resulting from the impact of the foregoing factors, which is negatively impacting our business; the potential for contract delays; reductions or cancellations of service contracts; limited number of customers; credit risk related to our customers; reduced utilization; high fixed costs of operations and high capital requirements; operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the virus, including logistical challenges, protecting the health and well-being of our employees and remote work arrangements; industry competition; external factors affecting the Company’s crews such as weather interruptions and inability to obtain land access rights of way; whether the Company enters into turnkey or day rate contracts; crew productivity; the availability of capital resources; and disruptions in the global economy; and the other risks and uncertainties identified in Dawson’s public filings, including Dawson’s Annual Report on Form 10-K for the year ended December 31, 2020, as well as the tender offer documents to be filed with the SEC by Wilks and the Solicitation/Recommendation statement on Schedule 14D-9 to be filed by Dawson. These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “might,” “will,” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” “intend,” “outlook,” “believe” and other similar expressions (or the negative of such terms) are intended to identify forward-looking statements. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results and the timing of events may differ materially from the results and/or timing discussed in the forward-looking statements, and readers are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date of this communication, and Dawson undertakes no obligation to update any forward-looking statement except as required by law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The tender offer referenced in this document has not yet commenced. This announcement is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities, nor is it a substitute for the tender offer materials that will be filed with the SEC. The solicitation and offer to buy the Company’s stock will only be made pursuant to an Offer to Purchase and related tender offer materials. At the time the tender offer is commenced, Wilks and its acquisition subsidiary will file a tender offer statement on Schedule TO and thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF THE COMPANY’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of the Company’s stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at http://www.dawson3d.com or by contacting the Company’s Investor Relations Department at (432) 684-3000 or by email at info@dawson3d.com.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, the Company files annual, quarterly and current reports and other information with the SEC.  You may read and copy any reports or other information filed by the Company at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  The Company’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION
2.1*	—	Agreement and Plan of Merger, dated October 25, 2021, by and between the Company, Wilks Brothers, LLC and WB Acquisitions Inc.
4.1	—	Amendment to Rights Agreement, dated October 25, 2021, between the Company and American Stock Transfer & Trust Company, LLC
99.1	—	Press Release issued by the Company, dated October 25, 2021
104	—	Cover Page Interactive Data File, formatted in Inline XBRL, and included as Exhibit 101.

*	The Company hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: October 25, 2021	By:	/s/ Stephen C. Jumper
Stephen C. Jumper
Chairman of the Board of Directors,
President and Chief Executive Officer